Combined Statements of Cash Flows (Unaudited) (USD $)	3 Months Ended	11 Months Ended
	Mar. 31, 2012	Mar. 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (99,380)	$ (1,219,163)
Adjustments to reconcile net loss from operations to net cash used in operating activities, changes in assets and liabilities:
Prepaid expenses	35,733	(27,944)
Deposits	(5,000)	(56,000)
Accounts payable and accrued expense	(24,243)	582
NET CASH USED IN OPERATING ACTIVITIES	(92,890)	(1,302,525)
CASH FLOWS FROM FINANCING ACTIVITIES:
Members' Contributions		2,000,030
Advance to related parties, net of proceeds from repayment by related party	(279,383)	(689,705)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(279,383)	1,310,325
NET (DECREASE) INCREASE IN CASH	(372,273)	7,800
CASH - beginning of period	380,073
CASH - end of period	$ 7,800	$ 7,800